UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 13, 2023, EG Acquisition Corp. (the “Company” or “EG”) filed a definitive proxy statement (the “Definitive Proxy Statement”), as supplemented on December 1, 2023, for the solicitation of proxies in connection with a special meeting of the Company’s stockholders (the “Special Meeting”) to consider and vote on the Company’s proposed initial business combination (the “Business Combination”) with LGM Enterprises, LLC, a North Carolina limited liability company (“LGM” or “flyExclusive”).

On December 5, 2023, the Company announced (i) the postponement of the Special Meeting (the “Postponement”) from the previously scheduled date of December 7, 2023, at 10:00 a.m., New York Time, to Tuesday, December 18, 2023, at 10:00 a.m., New York Time, in order to allow additional time for the Company to engage with its stockholders and (ii) the resulting extension of the deadline from December 5, 2023 (two business days before the Special Meeting, as originally scheduled) to December 14, 2023 (two business days before the postponed Special Meeting) for delivery of redemption and redemption withdrawal requests from the Company’s stockholders (the “Redemption Deadline Extension”).

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement and the Redemption Deadline Extension.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Special Meeting.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023, as supplemented on December 1, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking stockholder approval of, among other things, Company’s proposed initial business combination (the “Business Combination”) with LGM Enterprises, LLC, a North Carolina limited liability company (“LGM” or “flyExclusive”). The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Special Meeting related to the Definitive Proxy Statement and (ii) the resulting extension of the deadline for delivery of redemption and redemption withdrawal requests from the Company’s stockholders to the Company’s transfer agent.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Special Meeting Date

On December 5, 2023, the Company announced that it has determined to postpone (the “Postponement”) the date of the Special Meeting from December 7, 2023 to December 18, 2023. As a result of this change, the Special Meeting will now be held at 10:00 a.m. New York Time on December 18, 2023 virtually at https://www.cstproxy.com/egacquisition/sm2023 or by dialing (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if attendees are located outside the U.S. and Canada), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of December 5, 2023 (two business days before the Special Meeting) for delivery of redemption requests from the Company’s stockholders to the Company’s transfer agent has been extended to December 14, 2023 (two business days before the postponed Special Meeting). Stockholders who wish to withdraw their previously submitted redemption request may ask to do so prior to the postponed Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. New York Time on December 14, 2023. Stockholders who do not wish to withdraw their previously submitted redemption requests need not take any further action.

Additional Information

EG Acquisition Corp. filed the Definitive Proxy Statement with the SEC on November 13, 2023, as supplemented on December 1, 2023, in connection with EG’s proposed Business Combination with LGM pursuant to the equity purchase agreement, dated as of October 17, 2022, by and among EG, LGM and other parties (the “Equity Purchase Agreement”), and EG mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. Such stockholders may also obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. EG’s stockholders and other interested persons are advised to read the Definitive Proxy Statement in connection with EG’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials contain important information about flyExclusive and EG and the proposed Business Combination.

Participants in the Solicitation

EG, EG Sponsor LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of EG’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of EG’s directors and officers in EG’s filings with the SEC, including EG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Definitive Proxy Statement. Stockholders can obtain copies of EG’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG’s securities, (ii) the risk that the transaction may not be completed by EG’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of the EG’s securities on a national securities exchange, (x) the price of EG’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG’s registration on Form S-1, the Definitive Proxy Statement that was filed as discussed above and other documents filed by EG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG gives any assurance that either flyExclusive or EG or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2023	EG ACQUISITION CORP.

	By:	/s/ Gregg S. Hymowitz
	Name: Title:	Gregg S. Hymowitz Chief Executive Officer